   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 2001


                                                      REGISTRATION NO. 333-62221
                                                                       811-08981

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                       POST-EFFECTIVE AMENDMENT NO. 3 TO
                                    FORM S-6


                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                    TRUSTS REGISTERED ON FORM N-8B-2    /X/
                            ------------------------

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                           (Exact Name of Registrant)

                        EQUITRUST LIFE INSURANCE COMPANY
                              (Name of Depositor)
                            ------------------------

                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                    (Address of Principal Executive Office)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):

    / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;


    / / ON (DATE) PURSUANT TO PARAGRAPH (b) OF RULE 485;



    / /    DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485;



    /X/ ON MAY 1, 2001 PURSUANT TO PARAGRAPH (a) OF RULE 485.


    TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

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                       EQUITRUST LIFE VARIABLE ACCOUNT II

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
    ------------------------------------------------------------------------

                                   PROSPECTUS


                                  May 1, 2001


EquiTrust Life Insurance Company is offering a flexible premium variable life insurance policy (the "Policy") described in this prospectus. EquiTrust ("we," "us" or "our") designed the Policy: (1) to provide lifetime insurance protection to age 115; and (2) to permit the purchaser of a Policy ("you," or "your") to vary premium payments and adjust the death proceeds payable under the Policy.

Under the Policy, we will pay:

    -  death proceeds upon the insured's death, and


    - a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.



You may allocate net premiums under a Policy to one or more of the Subaccounts of EquiTrust Life Variable Account II (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment experience of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each investment option must accompany or precede this prospectus.


EquiTrust Variable Insurance               T. Rowe Price Equity Series, Inc.:
  Series Fund:                               Equity Income Portfolio
  Value Growth Portfolio                     Mid-Cap Growth Portfolio
  High Grade Bond Portfolio                  New America Growth Portfolio
  High Yield Bond Portfolio                  Personal Strategy Balanced Portfolio
  Money Market Portfolio                     T. Rowe Price International
  Blue Chip Portfolio                        Series, Inc.:
                                             International Stock Portfolio

                             Dreyfus Variable Investment Fund:
                               Appreciation Portfolio
                               Disciplined Stock Portfolio
                               Growth and Income Portfolio
                               International Equity Portfolio
                               Small Cap Portfolio

You may also allocate net premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

Please carefully consider replacing any existing insurance with the policy. EquiTrust does not claim that investing in the policy is similar or comparable to investing in a mutual fund.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Please read this prospectus carefully and retain it for future reference.

                                   Issued By:
                        EquiTrust Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266

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TABLE OF CONTENTS
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                                                                   PAGE
                                                              --------------
DEFINITIONS.................................................               3
SUMMARY OF THE POLICY.......................................               5
EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT...               9
      EquiTrust Life Insurance Company......................               9
      The Variable Account..................................               9
      Investment Options....................................              10
      Addition, Deletion or Substitution of Investments.....              13
THE POLICY..................................................              14
      Purchasing the Policy.................................              14
      Premiums..............................................              14
      Examination of Policy (Cancellation Privilege)........              16
      Policy Lapse and Reinstatement........................              17
      Special Transfer Privilege............................              18
POLICY BENEFITS.............................................              18
      Accumulated Value Benefits............................              18
      Transfers.............................................              21
      Loan Benefits.........................................              21
      Death Proceeds........................................              23
      Accelerated Payments of Death Proceeds................              26
      Benefits at Maturity..................................              27
      Payment Options.......................................              27
CHARGES AND DEDUCTIONS......................................              28
      Premium Expense Charge................................              29
      Monthly Deduction.....................................              29
      Transfer Charge.......................................              31
      Partial Withdrawal Fee................................              31
      Surrender Charge......................................              31
      Variable Account Charges..............................              31
THE DECLARED INTEREST OPTION................................              32
      General Description...................................              32
      Declared Interest Option Accumulated Value............              32
      Transfers, Partial Withdrawals, Surrenders and Policy
        Loans...............................................              33
GENERAL PROVISIONS..........................................              33
      The Contract..........................................              33
      Incontestability......................................              33
      Change of Provisions..................................              34
      Misstatement of Age or Sex............................              34
      Suicide Exclusion.....................................              34
      Annual Report.........................................              34
      Non-Participation.....................................              34
      Ownership of Assets...................................              34
      Written Notice........................................              34
      Postponement of Payments..............................              35
      Continuance of Insurance..............................              35
      Ownership.............................................              35
      The Beneficiary.......................................              36
      Changing the Policyowner or Beneficiary...............              36
      Additional Insurance Benefits.........................              36

                                                                   PAGE
                                                              --------------
DISTRIBUTION OF THE POLICIES................................              36
FEDERAL TAX MATTERS.........................................              37
      Introduction..........................................              37
      Tax Status of the Policy..............................              37
      Tax Treatment of Policy Benefits......................              38
      Possible Tax Law Change...............................              39
      Taxation of the Company...............................              40
      Employment-Related Benefit Plans......................              40
ADDITIONAL INFORMATION......................................              40
FINANCIAL STATEMENTS........................................              44
      ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED
        VALUES..............................................    Appendix A-1
      DEATH BENEFIT OPTIONS.................................    Appendix B-1
      MAXIMUM SURRENDER CHARGES.............................    Appendix C-1


                   The Policy is not available in all States.


This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.


EquiTrust has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this prospectus. Do not rely on any such other information or representations.

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DEFINITIONS
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ACCUMULATED VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any outstanding Policy Debt.

ATTAINED AGE: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a fund.

COMPANY, WE, US, OUR: EquiTrust Life Insurance Company.

DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

    (a) A certified copy of the death certificate;

    (b) A certified copy of a court decree reciting a finding of death; or

    (c) Any other proof satisfactory to the Company.

FUND: An open-end, diversified management investment company in which the Variable Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

HOME OFFICE: The Company's principal offices at 5400 University Avenue, West Des Moines, Iowa 50266.

INSURED: The person upon whose life the Company issues a Policy.

INVESTMENT OPTION: A separate investment portfolio of a Fund.

MATURITY DATE: The Insured's Attained Age 115. It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"). The Company will allocate this amount, according to the Policyowner's instructions, among the Subaccounts of the Variable Account and the Declared Interest Option.

NET SURRENDER VALUE: The Surrender Value minus any Policy Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the amount withdrawn.

POLICY: The flexible premium variable life insurance policy we offer and describe in this prospectus, which term includes the Policy described in this prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security. Interest on Policy Loans is payable in advance (for the remainder of the Policy Year) upon taking a Policy Loan and upon each Policy Anniversary thereafter (for the following Policy Year) until the Policy Loan is repaid.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER, YOU, YOUR: The person who owns a Policy. The Policyowner is named in the application.

POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first six Policy Years and for six years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

TARGET PREMIUM: A premium amount specified by the Company. We use this amount to calculate the premium expense charge during periods when we declare a premium expense charge less than the 7% guaranteed premium expense charge. We may declare a lower percentage of premium expense charge on premiums paid in excess of the Target Premium during a Policy Year. We also use Target Premium to calculate registered representatives' compensation.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: EquiTrust Life Variable Account II, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

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SUMMARY OF THE POLICY
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    The following is a summary of the Policy's features. Please read the entire Prospectus and the Policy for more detailed information. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Policy Debt.

THE POLICY

    - The Policy is a flexible premium variable life insurance policy providing for:

         -   death proceeds payable to the Beneficiary upon the Insured's death,

         -   the accumulation of Accumulated Value,

         -   withdrawal and surrender options, and

         -   loan privileges.

    - We normally issue a Policy for a minimum Specified Amount of $50,000, but we may issue Policies for lower Specified Amounts.

    - You have flexibility in determining the frequency and amount of premiums. (See "THE POLICY--Premiums.")

    - We do not guarantee the amount and/or duration of the life insurance coverage.

    - Accumulated Value may increase or decrease, depending upon the investment experience of the assets supporting the Policy. You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets.

    - If the Insured is alive and the Policy is in force on the Maturity Date, we will pay you the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.

    - CANCELLATION PRIVILEGE. You may examine and cancel the Policy by returning it to us before midnight of the 20th day after you received it. We will refund you the greater of:

         -   premiums paid, or

         - the Accumulated Value on the Business Day we receive the Policy plus any charges we deducted. (See "THE POLICY--Examination of Policy (Cancellation Privilege).")


    - See "DISTRIBUTION OF THE POLICIES" for information on compensation of persons selling the Policies.


THE VARIABLE ACCOUNT

    - The Variable Account has 15 Subaccounts, each of which invests exclusively in one of the following Investment Options offered by the
        Funds:

        -  Value Growth Portfolio                             -  Personal Strategy Balanced Portfolio

        -  High Grade Bond Portfolio                          -  International Stock Portfolio

        -  High Yield Bond Portfolio                          -  Appreciation Portfolio

        -  Money Market Portfolio                             -  Disciplined Stock Portfolio

        -  Blue Chip Portfolio                                -  International Equity Portfolio

        -  Equity Income Portfolio                            -  Small Cap Portfolio

        -  Mid-Cap Growth Portfolio                           -  Growth and Income Portfolio

        -  New America Growth Portfolio

    - You may instruct us to allocate Net Premiums and transfer Accumulated Values to any of the Subaccounts.

    -   We will allocate your initial premium to the Declared Interest Option.

    - We will automatically allocate, without charge, your Accumulated Value in the Declared Interest Option according to your allocation instructions upon the earlier of:

         (1) the date we receive a signed notice that you have received the Policy, or

         (2)  25 days after the Delivery Date.

    - If we receive Net Premiums before (1) or (2) above, we will allocate those monies to the Declared Interest Option.

    - We will allocate Net Premiums received after (1) or (2) above according to your allocation instructions.

THE DECLARED INTEREST OPTION

    - You may allocate or transfer all or a portion of the Accumulated Value to the Declared Interest Option, which guarantees a specified minimum rate of return (at least 4% annually). (See "THE DECLARED INTEREST OPTION.")

PREMIUMS

    -   You choose when to pay and how much to pay.

    - You must pay an initial premium that (when reduced by the premium expense charge) is enough to pay the first monthly deduction.

    - We deduct a premium expense charge from each payment. (See "CHARGES and DEDUCTIONS--Premium Expense Charge.")

POLICY BENEFITS

ACCUMULATED VALUE BENEFITS (SEE "POLICY BENEFITS--ACCUMULATED VALUE BENEFITS.")

    - Your Policy provides for an Accumulated Value. A Policy's Accumulated Value varies to reflect:

         -   the amount and frequency of premium payments,

         -   the investment experience of the Subaccounts,

         -   interest earned on Accumulated Value in the Declared Interest
             Option,

         -   Policy Loans,

         -   partial withdrawals and

         -   charges we assess under the Policy.

    -   You may fully surrender your Policy and receive the Net Accumulated
        Value.

    - You may obtain a partial withdrawal of your Net Accumulated Value (minimum $500) at any time before the Maturity Date.

    - A partial withdrawal or surrender may have federal income tax consequences. (See "FEDERAL TAX MATTERS".)

TRANSFERS (SEE "POLICY BENEFITS--TRANSFERS.")

    - You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Policy Year.

    - You may make one transfer per Policy Year between the Subaccounts and the Declared Interest Option.

    - The first transfer in a Policy Year is free. We may deduct a $25 charge from the amount transferred on subsequent transfers in that Policy Year.

    - We do not count certain transfers for purposes of the one free transfer limit. (See "THE POLICY--Special Transfer Privilege"; and "THE POLICY--Premiums--Allocation of Net Premiums.")

LOANS (SEE POLICY BENEFITS--"LOAN BENEFITS.")

    - You may borrow up to 90% of the Policy's Accumulated Value, less any previously outstanding Policy Debt.

    - We charge you a maximum annual interest rate equal to the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Services, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%.

    - We secure your loan by segregating in the Declared Interest Option an amount equal to the Policy Loan. We credit this amount with an effective annual rate of interest equal to the greater of 4% or the current effective loan interest rate minus no more than 3%.

    - Policy Loans may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

DEATH PROCEEDS (SEE "POLICY BENEFITS--DEATH PROCEEDS.")

    -   The Policy contains two death benefit options:

         - Option A--the death benefit is the greater of the sum of the Specified Amount and the Policy's Accumulated Value, or the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

         - Option B--the death benefit is the greater of the Specified Amount, or the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

    - Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death.

    - To determine the death proceeds, we reduce the death benefit by any outstanding Policy Debt and increase the death benefit by any unearned loan interest and any premiums paid after the date of death. We may pay the proceeds in a lump sum or in accordance with a payment option.

    -   You may change the Specified Amount or the death benefit option.

CHARGES (SEE "CHARGES AND DEDUCTIONS")

PREMIUM EXPENSE CHARGE

    - We deduct a Premium Expense Charge equal to a maximum of 7% of each premium up to the Target Premium, and 2% of each Premium in excess of the Target Premium. The remaining amount is the Net Premium.

ACCUMULATED VALUE CHARGES

    - Each month, we make a monthly deduction (that varies from month to month) equal to the sum of:

         -   a cost of insurance charge,

         -   the cost of any additional insurance benefits added by rider, and

         -   a $5 policy expense charge.

    - During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge of $0.05 per $1,000 of Specified Amount.

    - We apply a $5 first year monthly expense charge during the first 12 Policy Months.

    - Upon partial withdrawal of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn.

    - Upon surrender of a Policy during the first six Policy years, as well as during the first six Policy years following an increase in Specifed Amount, we apply a charge per $1,000 of Specifed Amount which varies by age, sex, underwriting category and Policy Year (see "APPENDIX C-- Maximum Surrender Charges").

    - We may deduct a $25 charge from the amount transferred on the second and subsequent transfers in a Policy Year.

CHARGES AGAINST THE VARIABLE ACCOUNT

    - We deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount. The charge equals an effective annual rate of .90%.

    - We may assess a charge against the Variable Account for federal income taxes that may be attributable to the Variable Account.


    - Because the Variable Account purchases shares of the Investment Options, the value of the average net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The following table indicates the Investment Options' fees and expenses (after waivers or reimbursements) for the year ended December 31, 2000.




                                                                             ADVISORY       OTHER          TOTAL
INVESTMENT OPTION                                                              FEE         EXPENSES       EXPENSES
EquiTrust Variable Insurance Series Fund
  Value Growth                                                                  0.45%          0.12%          0.57%
  High Grade Bond                                                               0.30%          0.15%          0.45%
  High Yield Bond                                                               0.45%          0.14%          0.59%
  Money Market                                                                  0.25%          0.25%          0.50%
  Blue Chip                                                                     0.20%          0.07%          0.27%
T. Rowe Price Equity Series, Inc.
  Equity Income                                                                 0.85%          0.00%          0.85%(1)
  Mid-Cap Growth                                                                0.85%          0.00%          0.85%(1)
  New America Growth                                                            0.85%          0.00%          0.85%(1)
  Personal Strategy Balanced                                                    0.90%          0.00%          0.90%(1)
T. Rowe Price International Series, Inc.
  International Stock                                                           1.05%          0.00%          1.05%(1)
Dreyfus Variable Investment Fund
  Appreciation Portfolio                                                        0.75%          0.03%          0.78%
  Disciplined Stock Portfolio                                                   0.75%          0.06%          0.81%
  Growth and Income Portfolio                                                   0.75%          0.03%          0.78%
  International Equity Portfolio                                                0.75%          0.24%          0.99%
  Small Cap Portfolio                                                           0.75%          0.03%          0.78%



    (1) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and other operating costs.

OTHER POLICIES

    - We offer other variable life insurance policies that invest in the same Investment Options of the Funds. These policies may have different charges that could affect Subaccount performance, and may offer different benefits more suitable to your needs. You may contact us to obtain more information about these policies.

TAX TREATMENT (SEE "FEDERAL TAX MATTERS")

    - If we issue a Policy on the basis of a standard premium class, we believe that the Policy should qualify as a life insurance contract for federal income tax purposes.

    - If we issue a Policy on a substandard basis, it is not clear whether or not the Policy would qualify as a life insurance contract for federal income tax purposes.

    - If a Policy qualifies as a life insurance contract for federal income tax purposes, the Accumulated Value under a Policy should be subject to the same federal income tax treatment as cash value under a conventional fixed-benefit Policy--the Policyowner is generally not deemed to be in constructive receipt of Accumulated Values under a Policy until there is a distribution from the Policy.

    - Death proceeds payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be taxed on these proceeds.

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EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
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EQUITRUST LIFE INSURANCE COMPANY


    EquiTrust Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on June 3, 1966. Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. We are admitted to do business in 42 states and the District of Columbia--Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maryland, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

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THE VARIABLE ACCOUNT

    We established the Variable Account as a separate account on January 6, 1998. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue.

    The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities.

    The Variable Account currently has 15 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

    We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.
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INVESTMENT OPTIONS

    The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in all Subaccounts, we only permit you to "actively participate" in a maximum of 10 Investment Options at any one time.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses must accompany or precede this Prospectus and you should read them carefully and retain them for future reference.


EQUITRUST VARIABLE INSURANCE SERIES FUND. Equitrust Investment Management Services, Inc. is this Fund's investment adviser. The Fund is comprised of six portfolios, the following five of which are available under the Policy:

PORTFOLIO                              INVESTMENT OBJECTIVE
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues its objective by investing primarily in
                                          equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on equity, and/or in equity securities that the
                                          investment adviser believes are undervalued by the market
                                          place. Such equity securities may include common stock,
                                          preferred stock and securities convertible or
                                          exchangeable into common stock.
High Grade Bond Portfolio              -  This Portfolio seeks as high alevel of current income as is consistent with a diversified portfolio of high grade
                                          income-bearing debt securities. The Portfolio pursues
                                          this objective by investing primarily in debt securities
                                          rated AAA, AA or A by Standard & Poor's, and/or Aaa, Aa
                                          or A by Moody's Investors Service, Inc., and in
                                          securities issued or guaranteed by the United States
                                          government or its agencies or instrumentalities.

PORTFOLIO                              INVESTMENT OBJECTIVE
High Yield Bond Portfolio              -  This Portfolio seeks, as a primary objective, as high a level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated,
                                          higher-yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in
                                          fixed-income securities rated Baa or lower by Moody's
                                          Investors Service, Inc., and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality. An investment in this Portfolio may entail
                                          greater than ordinary financial risk. (See the Fund
                                          Prospectus "HIGHER RISK SECURITIES AND INVESTMENT
                                          STRATEGIES--Lower-Rated Debt Securities.")
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          pursues this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE F.D.I.C. OR ANY GOVERNMENT AGENCY. THERE IS NO
                                          ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A
                                          STABLE NET ASSET VALUE OF $1.00 PER SHARE.
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing primarily
                                          in common stocks of well-capitalized, established
                                          companies.


T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in established companies considered by the
                                          adviser to have favorable prospects for both increasing
                                          dividends and capital appreciation.
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap common
                                          stocks with the potential for above-average earnings
                                          growth. The investment adviser defines mid-cap companies
                                          as those whose market capitalization falls within the
                                          range of companies in the Standard & Poor's Mid-Cap 400
                                          Index.
New America Growth Portfolio           -  This Portfolio seeks growth of capital by investing
                                          primarily in the common stocks of companies operating in
                                          sectors the investment adviser believes will be the
                                          fastest growing in the U.S. Fast-growing companies can be
                                          found across an array of industries in today's "new
                                          America."
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income.

T. ROWE PRICE INTERNATIONAL SERIES, INC. Rowe Price-Fleming International, Inc. is the investment adviser to the Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.

DREYFUS VARIABLE INVESTMENT FUND. The Dreyfus Corporation serves as the investment adviser to the Fund. Fayez Sarofim and Co. serves as the sub-investment adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio. The following Fund portfolios are available under the Contract.

PORTFOLIO                              INVESTMENT OBJECTIVE
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio                    consistent with the preservation of capital; current
                                          income is a secondary investment objective. This
                                          Portfolio invests primarily in the common stocks of
                                          domestic and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment results that
Disciplined Stock Portfolio               are greater than the total return performance of
                                          publicly-traded common stocks in the aggregate, as
                                          represented by the Standard & Poor's 500 Composite Stock
                                          Price Index. The Portfolio will use quantitative
                                          statistical modeling techniques to construct a portfolio
                                          in an attempt to achieve its investment objective,
                                          without assuming undue risk relative to the broad stock
                                          market.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio               current income and growth of income, consistent with
                                          reasonable investment risk by investing primarily in
                                          equity securities, debt securities and money market
                                          instruments of domestic and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to maximize capital growth through
International Equity Portfolio            investments in equity securities of foreign issuers
                                          located throughout the world.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks maximum capital appreciation by
Small Cap Portfolio                       investing primarily in common stocks of domestic and
                                          foreign issuers. The Portfolio will be particularly alert
                                          to companies considered by the adviser to be emerging
                                          smaller-sized companies which are believed to be
                                          characterized by new or innovative products, services or
                                          processes which should enhance prospects for growth in
                                          future earnings.

    The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)


    We may receive different amounts of compensation from an affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s).


    Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the Securities and Exchange Commission.
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ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS


    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.



    We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.


    If we deem it to be in the best interests of persons having voting rights under the Policies, we may

         - operate the Variable Account as a management company under the Investment Company Act of 1940,

         - deregister the Variable Account under that Act in the event such registration is no longer required, or,

         - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

    To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

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THE POLICY
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PURCHASING THE POLICY


    In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $50,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $50,000.


    The effective date of insurance coverage under the Policy will be the later of:

        -   the Policy Date,

        - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

        -   the date when we receive the full initial premium at the Home
            Office.

    The Policy Date will be the later of

        -   (1)  the date of the initial application, or

        - (2) the date we receive any additional information at the Home Office if our underwriting rules require additional medical or other information.

    The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.
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PREMIUMS

    Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

    PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date.

    PLANNED PERIODIC PREMIUMS. Each Policyowner will determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send periodic reminder notices to the Policyowner for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of the Policy. (See "FEDERAL TAX MATTERS.")

    You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Paying a planned periodic premium will not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy's Accumulated Value. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"). However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.



    DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." On each Monthly Deduction Day, we will compare the total amount of actual premiums you have paid with the cumulative Death Benefit Guarantee Monthly Premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if the Policy's Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:



             (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy loans and unpaid loan interest; and



             (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.



    Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.



      FOR EXAMPLE:Your Policy was issued 45 months ago and you have paid $5,000 in Net Premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your Death Benefit Guarantee Monthly Premium is $100 and the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 X
      45 months).



      In this example, the death benefit guarantee premium requirement is satisfied because the amount of Net Premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).



      However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of Net Premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.



    The amount of the death benefit guarantee premium is actuarially determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee premium will change if you change either the Policy's Specified Amount or death benefit options, add or delete a Policy rider, or change underwriting classes. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.


    UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

    Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

    PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

    NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

    ALLOCATING NET PREMIUMS. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either

             (1) before the date we obtain a signed notice from you that you have received the Policy, or

             (2) before the end of 25 days after the Delivery Date (the date we issue and mail the Policy to you).

    Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

    We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

    The following additional rules apply to Net Premium allocations:

        - You must allocate at least 10% of each premium to any subaccount of the Variable Account or to the Declared Interest Option.

        - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

        - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a written notice signed by you on a form we accept. The change will take effect on the date we receive the written notice at the Home Office and will have no effect on prior cash values.
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EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)

    You may cancel the Policy by delivering or mailing written notice or sending a telegram to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 20th day you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

    With respect to all Policies, we will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of:

        -   premiums paid, or

        - the Accumulated Value on the Business Day on or next following the date we receive the Policy at the Home Office, plus

        -   any premium expense charges we deducted, plus

        - monthly deductions made on the Policy Date and any Monthly Deduction Day, and

        - amounts approximating the daily mortality and expense risk charges against the Variable Account.
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POLICY LAPSE AND REINSTATEMENT


    LAPSE. Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value, or after three Policy Years if Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative Death Benefit Guarantee Premium requirement on each Monthly Deduction Day. (See "THE POLICY -- Premiums -- DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.


    A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

    To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

    REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us:

        - A written application for reinstatement signed by the Policyowner and the Insured;

        -   Evidence of insurability we deem satisfactory;

        - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

        - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

    State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the first year monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS--Policy Proceeds.")

    The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.
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SPECIAL TRANSFER PRIVILEGE

    You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

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POLICY BENEFITS
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    While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS--Accumulated Value Benefits--SURRENDER PRIVILEGES.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").
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ACCUMULATED VALUE BENEFITS

    SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending a written request to the Company at our Home Office. A Surrender Charge will apply to any surrender during the first six Policy Years, as well as during the first six years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the amount withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and --Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    SURRENDERS. The amount payable upon surrender of the Policy is the Net Accumulated Value at the end of the Valuation Period when we receive the request. We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS--Payment Options"). If you surrender the entire Policy, all insurance in force will terminate. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders.

    PARTIAL WITHDRAWALS. A Policyowner may obtain a portion of the Policy's Net Accumulated Value upon partial withdrawal of the Policy.

        -   A partial surrender must be at least $500.

        - A partial surrender cannot exceed the lesser of (1) the Net Accumulated Value less $500 or (2) 90% of the Net Accumulated Value.

    We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS--Payment Options").

    We will allocate a partial withdrawal (together with the Partial Withdrawal
    Fee) among the Subaccounts and the Declared Interest Option in accordance with the Policyowner's written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value on the date we receive the request at the Home Office.

    Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")

        - The Policy's Accumulated Value will be reduced by the amount of the partial surrender.

        - If the death benefit payable under either death benefit option both before and after the partial surrender is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial surrender will result in a reduction in death proceeds equal to the amount of the partial surrender, multiplied by the specified amount factor then in effect.

        - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

    If Option B is in effect at the time of withdrawal, partial withdrawal will reduce the Policy's Specified Amount by the amount of Accumulated Value withdrawn. If Option A is in effect at the time of the withdrawal, there will be no effect on Specified Amount. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

    If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawal, see "FEDERAL TAX MATTERS."

    NET ACCUMULATED VALUE. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

    CALCULATING ACCUMULATED VALUE. The Policy provides for the accumulation of Accumulated Value. The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

        -   Accumulated Value will reflect a number of factors, including

             -   Net Premiums paid,

             -   partial withdrawals,

             -   Policy Loans,

             -   charges assessed in connection with the Policy,

             - interest earned on the Accumulated Value in the Declared Interest Option, and

             - investment performance of the Subaccounts to which the Accumulated Value is allocated.

    As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

    On the Business Day coinciding with or immediately following the date we receive notice that the Policyowner has received the Policy, but no later than 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

        - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

        - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

        - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

        - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

        - All partial surrenders (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

        - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

    The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

    UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

    For each Subaccount, we initially set the Unit Value set at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
    (a) by (b) where:

        (a) is (1) the Net Asset Value of the net assets of the Subaccount at the end of the preceding Valuation Period, PLUS

             (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

             (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

             (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

             (5) a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to an effective annual rate of .90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

        (b) is the number of units outstanding at the end of the preceding Valuation Period.

    The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.
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TRANSFERS

    The following features apply to transfers under the Policy:

        - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

        - You may make transfers by written request to the Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus.

        - The amount of the transfer must be at least $100, or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

        - The transfer will be effective as of the end of the Valuation Period during which we receive the request at the Home Office.

        - The first transfer in each Policy Year is free. Each time you subsequently transfer amounts in that Policy Year, we may assess a transfer charge of $25. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

        - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.
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LOAN BENEFITS

    POLICY LOANS. So long as the Policy remains in force and has a positive Net Accumulated Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    The maximum amount that you may borrow at any time is 90% of the Accumulated Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

    During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

    ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

    We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

    LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

    Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN.")

    Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

    EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

    From time to time, we may allow a loan spread of 0% on the gain in a Policy in effect a minimum of ten years.

    Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

    POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore the greater the Policy Debt under a Policy, the more likely it would be to lapse.

    REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

    For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."
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DEATH PROCEEDS

    So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

        - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

        - If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "POLICY
            BENEFITS--Payment Options.")

    To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.


    DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Death Benefit Guarantee Rider, on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee premium requirement by comparing the total amount of actual premiums you have paid with the cumulative Death Benefit Guarantee Monthly Premiums. If you meet the death benefit guarantee premium requirement, then your Policy will not enter a grace period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUM.") Your

    Policy will meet the death benefit guarantee premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:



        (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy loans and unpaid loan interest; and



        (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.


    DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

    Under Option A, the death benefit will be equal to the greater of

        (1) the sum of the current Specified Amount and the Accumulated Value, or

        (2)  the Accumulated Value multiplied by the specified amount factor.

    We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B. Accordingly, under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, Policyowners generally should select Option A.

    Under Option B, the death benefit will be equal to the greater of:

        -   the current Specified Amount, or

        - the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor.

    The specified amount factor is the same as under Option A. Accordingly, under Option B the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value, rather than increased death benefits, Policyowners generally should select Option B.

    Appendix B shows examples illustrating Option A and Option B.

    CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month.

CHANGES IN INSURANCE PROTECTION. You may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Accumulated Value--in one of several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, partially surrendering Accumulated Value.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

    - A decrease in the Specified Amount will, subject to the applicable specified amount factor limitations (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Accumulated Value.

    - An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Accumulated Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

    - If you elect Option B, an increased level of premium payments will increase the Accumulated Value and reduce the pure insurance protection, until the Accumulated Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    - If you elect Option B, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Accumulated Value and will increase the possibility that the Policy will lapse.

    - A partial withdrawal will reduce the death benefit. (See "POLICY BENEFITS--Accumulated Value Benefits--PARTIAL WITHDRAWALS.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Accumulated Value withdrawn. The primary use of a partial surrender is to withdraw cash and reduce Accumulated Value.

In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Accumulated Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased. A change in insurance protection may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")
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ACCELERATED PAYMENTS OF DEATH PROCEEDS

    In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such an endorsement), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right.

    For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

    The accelerated death benefit is equal to the Policy's death benefit as described on page 6, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured.

    In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

    There are several other restrictions associated with the Endorsement. These are:

        (1) the Endorsement is not valid if the Policy is within five years of being matured,

        (2) the consent of any irrevocable beneficiary or assignee is required to exercise the Endorsement,

        (3) we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,

        (4) we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

        (5)  the Endorsement is not effective where:

             (a) you or the Insured would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

             (b) the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

    The Endorsement will terminate at the earlier of the end of the grace period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the Endorsement or upon termination of the Policy.

    The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.
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BENEFITS AT MATURITY

    If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") We may pay benefits at maturity in a lump sum or under a payment option. The Maturity Date is Attained Age 115. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.
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PAYMENT OPTIONS

    We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option. There are currently five payment options available. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

    You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending written notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.

    If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. The Company will also pay the proceeds in one sum if,

        (1)  the proceeds are less than $2,000;

        (2)  periodic payments would be less than $20; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

    Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.

    If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

    Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death, on surrender or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.

    OPTION 1--INTEREST INCOME. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED PERIOD. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 3--LIFE INCOME WITH TERM CERTAIN. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 4--INCOME OF A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 5--JOINT AND TWO-THIRDS SURVIVOR MONTHLY LIFE INCOME. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

    ALTERNATE PAYMENT OPTION. The Company may make available alternative payment options.

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CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

    We deduct certain charges in connection with the Policy to compensate us for
    (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume, some of which are described below.

SERVICES AND BENEFITS WE PROVIDE:              -   the death benefit, cash and loan benefits
                                                   under the Policy
                                               -   investment options, including premium
                                                   allocations
                                               -   administration of elective options
                                               -   the distribution of reports to Policyowners

COSTS AND EXPENSES WE INCUR:                   -   costs associated with processing and
                                                   underwriting applications, issuing and
                                                   administering the Policy (including any
                                                   Policy riders)
                                               -   overhead and other expenses for providing
                                                   services and benefits
                                               -   sales and marketing expenses
                                               -   other costs of doing business, such as
                                                   collecting premiums, maintaining records,
                                                   processing claims, effecting transactions,
                                                   and paying Federal, state and local premium
                                                   and other taxes and fees

RISKS WE ASSUME:                               -   that the cost of insurance charges we may
                                                   deduct are insufficient to meet our actual
                                                   claims because Insureds die sooner than we
                                                   estimate
                                               -   that the costs of providing the services
                                                   and benefits under the Policies exceed the
                                                   charges we deduct

    The nature and amount of these charges are described more fully below.

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PREMIUM EXPENSE CHARGE

    Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

    The premium expense charge is 7% of each premium up to the Target Premium (or 2% for each premium over the Target Premium) and is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%).
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MONTHLY DEDUCTION

    We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (See "GENERAL PROVISIONS--Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

    During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge.

    We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

        -  the cost of insurance for the Policy; plus

        -  the cost of any optional insurance benefits added by rider; plus

        -  the monthly policy expense charge.


    COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.


    NET AMOUNT AT RISK. Under Option A the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

        (a)   is the Specified Amount;

        (b)  is 1.0032737(1); and

        (c)   is the Accumulated Value.

    We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

    We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

    COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, premium class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's sex, premium class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and premium class whose Policies have been in force the same length of time.

    The cost of insurance rates generally increase as the Insured's Attained Age increases. The premium class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard premium class or into premium classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard premium class will have a lower cost of insurance rate than those in premium classes involving higher mortality risk. The standard premium class is also divided into two categories: tobacco and non-tobacco. (The Company may offer preferred classes in addition to the standard tobacco and non-tobacco classes.) Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco.

    We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the premium class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the premium class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the premium class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

    ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL
    PROVISIONS--Additional Insurance Benefits.")

    MONTHLY POLICY EXPENSE CHARGE. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $5 monthly administrative charge against each Policy. We guarantee this charge will not exceed $7 per Policy Month.

    FIRST YEAR MONTHLY ADMINISTRATIVE CHARGE. We deduct monthly administrative charges from Accumulated Value as part of the monthly deduction during the first twelve Policy Months and during the twelve Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The first year monthly administrative charge is $0.05 per $1,000 of

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(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

    Specified Amount, or increase in Specified Amount. We guarantee this charge will not exceed $0.07 per $1,000 of Specified Amount.

    FIRST YEAR MONTHLY EXPENSE CHARGE. We will deduct a monthly expense charge of $5 from Accumulated Value during the first twelve Policy Months. We guarantee this charge will not exceed $7 per Policy Month.
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TRANSFER CHARGE


    We may impose a transfer charge of $25 for the second and each subsequent transfer during a Policy Year to compensate us for the costs in making the transfer. We may realize a profit from this charge.


        - Unless paid in cash, we will deduct the transfer charge from the amount transferred.

        - Once we issue a Policy, we will not increase this charge for the life of the Policy.

        - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

    Currently there is no charge for changing the net premium allocation instructions.
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PARTIAL WITHDRAWAL FEE

    Upon partial withdrawal of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.
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SURRENDER CHARGE

    We apply a Surrender Charge during the first six Policy Years, as well as during the first six years following an increase in Specified Amount. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the seventh year and varies by age, sex, underwriting category and Policy Year. We have listed below the maximum Surrender Charge for select ages in various underwriting categories in the first Policy Year.

      ISSUE AGE          MALE, TOBACCO      FEMALE, TOBACCO     UNISEX, TOBACCO
         30                  10.49               10.40                9.76
         50                  26.80               15.49               24.41
         70                  34.49               34.49               34.49

    The Surrender Charge is level within each Policy Year. (See "APPENDIX C--Maximum Surrender Charges.")

    Currently, we reserve the right to waive the Surrender Charge after the first Policy Year if the Insured is terminally ill or stays in a qualified nursing care center for 90 days.
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VARIABLE ACCOUNT CHARGES

    MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee this charge will not exceed 1.05% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

    The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

    FEDERAL TAXES. Currently no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS--Taxation of the Company.")

    INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed in the "SUMMARY OF THE POLICY" and described in the prospectus for each Fund's Investment Option.

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THE DECLARED INTEREST OPTION
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    You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Please refer to the Policy for complete details regarding the Declared Interest Option.
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GENERAL DESCRIPTION

    Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.

    You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account.
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DECLARED INTEREST OPTION ACCUMULATED VALUE

    Net premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy's Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. From time to time, we may allow a loan spread of 0% on the gain in a Policy in effect a minimum of ten years. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

    The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial surrenders or transfers to the Variable Account.
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TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND POLICY LOANS

    You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge of $25 in connection with the transfer unless such transfer is the first transfer requested by the Policyowner during such Policy Year. Unless you submit the transfer charge in cash with your request, we will deduct the charge from the amount transferred. No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer will be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.

    We may delay transfers, partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

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GENERAL PROVISIONS
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THE CONTRACT

    We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.
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INCONTESTABILITY

    The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

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CHANGE OF PROVISIONS

    We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

    Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.
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MISSTATEMENT OF AGE OR SEX

    If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.
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SUICIDE EXCLUSION

    If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating suicide provisions under the new policy.
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ANNUAL REPORT

    At least once each year, we will send an annual report to each Policyowner. The report will show

        -   the current death benefit,

        - the Accumulated Value in each Subaccount and in the Declared Interest Option,

        -   outstanding Policy Debt, and

        - premiums paid, partial withdrawals made and charges assessed since the last report.

    The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.
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NON-PARTICIPATION

    The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.
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OWNERSHIP OF ASSETS

    The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.
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WRITTEN NOTICE

    You should send any written notice to the Company at our Home Office. The notice should include the policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

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POSTPONEMENT OF PAYMENTS

    The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive the Policyowner's signed request at the Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete or partial surrender, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

        - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

        - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

        - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

    We also may postpone transfers under these circumstances.

    Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.
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CONTINUANCE OF INSURANCE

    The insurance under a Policy will continue until the earlier of:

        - the end of the Grace Period following the Monthly Deduction Day on which the Net Accumulated Value during the first three Policy Years, or Net Surrender Value after three Policy Years, is less than the monthly deduction for the following Policy Month;

        - the date the Policyowner surrenders the Policy for its entire Net Accumulated Value;

        -  the death of the Insured; or

        -  the Maturity Date.

    Any rider to a Policy will terminate on the date specified in the rider.
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OWNERSHIP

    The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy.

    Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

    The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at the Home Office. Assigning the Policy may have federal income tax consequences. [See "FEDERAL TAX MATTERS."]

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THE BENEFICIARY

    The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

    Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.
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CHANGING THE POLICYOWNER OR BENEFICIARY

    During the Insured's life, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request and the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement.
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ADDITIONAL INSURANCE BENEFITS

    Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

        -  Universal Cost of Living Increase;

        -  Universal Waiver of Charges;

        -  Universal Adult Term Insurance;

        -  Universal Children's Term Insurance;


        -  Death Benefit Guarantee; and


        -  Universal Guaranteed Insurability Option.

    We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") You may obtain detailed information concerning available riders from the agent selling the Policy.

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DISTRIBUTION OF THE POLICIES
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    The Policies will be sold by individuals who in addition to being licensed as life insurance agents for the Company, are also registered representatives of the principal underwriter of the Policies, EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), an affiliate of the Company, a broker-dealer having a selling agreement with EquiTrust Marketing or a broker-dealer having a selling agreement with such broker-dealer. EquiTrust Marketing, a corporation organized on May 7, 1970, under the laws of the State of Delaware, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").


    The maximum sales commission payable to broker-dealers will be 100% of premiums up to the first-year Target Premium, 6% of renewal Target Premium and 4% of excess premium in all years. These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by the Company. They do not result in any additional charges against the Policy that are not described above under "CHARGES AND DEDUCTIONS."

    Under the Public Disclosure Program, NASD Regulation ("NASDR") providers certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

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FEDERAL TAX MATTERS
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INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
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TAX STATUS OF THE POLICY

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (I.E., a premium class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

    In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy.

    In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

    The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

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TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

    Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. You should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
    CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

        (1) All distributions other than death benefits from a modified endowment contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

        (4) If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.


    Loans from or secured by a Policy that is not a modified endowment contract will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread or a minimal spread is unclear. You should consult your tax adviser about any such loan.

    Finally, neither distributions from, nor loans from or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

    POLICY LOAN INTEREST. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

    MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

    ACCELERATED DEATH BENEFITS. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

    EXCHANGES. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

    OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.
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POSSIBLE TAX LAW CHANGES

    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

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TAXATION OF THE COMPANY

    At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.
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EMPLOYMENT-RELATED BENEFIT PLANS

    The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

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ADDITIONAL INFORMATION
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SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

    The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.
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VOTING RIGHTS

    To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

    The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing a Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have has the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

    The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

    Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

    DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.
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STATE REGULATION OF THE COMPANY

    The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31st of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

    In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.


    One hundred percent of our outstanding voting shares are owned by Farm Bureau Life Insurance Company which is 100% owned by FBL Financial Group, Inc. At December 31, 2000, Iowa Farm Bureau Federation owned 57.30% of the outstanding voting shares of FBL Financial Group, Inc.


    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.

--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS OF EQUITRUST LIFE INSURANCE COMPANY

    The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266. The principal occupation shown reflects the principal employment of each individual during the past five years.

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Edward M. Wiederstein           Farmer; Chairman and Director, FBL Financial Group, Inc.; President
President and Director            and Director, Iowa Farm Bureau Federation and other affiliates of the foregoing and Farm Bureau Agricultural Business Corporation;
                                  Director, Multi-Pig Corporation, Western Agricultural Insurance
                                  Company and other affiliates of the foregoing.
William J. Oddy                 Chief Executive Officer and Management Director, FBL Financial
Chief Executive Officer and       Group, Inc.
Director
Jerry C. Downin                 Senior Vice President and Secretary-Treasurer, Iowa Farm Bureau
Senior Vice President,            Federation and other affiliates of the foregoing; Senior Vice
Secretary-Treasurer and           President, Secretary-Treasurer and Management Director, FBL
Director                          Financial Group, Inc.
Stephen M. Morain               Senior Vice President, General Counsel and Management Director, FBL
Senior Vice President, General    Financial Group, Inc.
Counsel and Director
JoAnn Rumelhart                 Executive Vice President and General Manager -- Life Cos., FBL
Executive Vice President and      Financial Group, Inc.
General Manager, General
Manager and Director
Timothy J. Hoffman              Chief Administrative Officer, FBL Financial Group, Inc.
Chief Administrative Officer
and Director
James W. Noyce                  Chief Financial Officer, FBL Financial Group, Inc.
Chief Financial Officer and
Director
James P. Brannen                Vice President - Controller, FBL Financial Group, Inc.
Vice President - Controller
Barbara J. Moore                Vice President - Property/Casualty Operations, FBL Financial
Vice President                    Group, Inc.
John M. Paule                   Chief Marketing Officer, FBL Financial Group, Inc.
Chief Marketing Officer
Lynn E. Wilson                  Vice President-Life Sales, FBL Financial Group, Inc.
Vice President-Life Sales
LouAnn Sandburg                 Vice President-Investments and Assistant Treasurer, FBL Financial
Vice President - Investments      Group, Inc.
and Assistant Treasurer
Thomas E. Burlingame            Vice President-Associate General Counsel, FBL Financial Group, Inc.
Vice President - Associate
General Counsel

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Jan Sewright                    Insurance Accounting Vice President, FBL Financial Group, Inc.
Insurance Accounting Vice
President
Dennis M. Marker                Vice President - Investment Administration, FBL Financial Group,
Vice President - Investment       Inc.
Administration
Paul Grinvalds                  Vice President - Life Administration Appointed Actuary, FBL
Vice President - Life             Financial Group, Inc.
Administration
Christopher G. Daniels          Life Product Development and Pricing Vice President, FBL Financial
Life Product Development and      Group, Inc.
Pricing Vice President
Don Seibel                      Vice President - Accounting, FBL Financial Group, Inc.
Vice President - Accounting
James E. McCarthy               Trust Sales Vice President, FBL Financial Group, Inc.
Trust Sales Vice President
James M. Mincks                 Vice President - Human Resources, FBL Financial Group, Inc.
Vice President - Human
Resources
Scott Shuck                     Vice President - Marketing Services, FBL Financial Group, Inc.
Vice President - Marketing
Services
Jim Streck                      Vice President - Life Underwriting and Issue, FBL Financial
Vice President - Life             Group, Inc.
Underwriting and Issue
Blake D. Weber                  Sales Services Vice President, FBL Financial Group, Inc.
Sales Services Vice President
Doug Gunn                       Vice President - Information Technology, FBL Financial Group, Inc.
Vice President - Information
Technology
James A. Pugh                   Assistant General Counsel, FBL Financial Group, Inc.
Assistant General Counsel

--------------------------------------------------------------------------------

LEGAL MATTERS

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.
--------------------------------------------------------------------------------

LEGAL PROCEEDINGS

    The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or the Company.
--------------------------------------------------------------------------------

EXPERTS


    The financial statements of the Variable Account at December 31, 2000, and the statutory-basis financial statements of the Company at December 31, 2000 and 1999 and for the years then ended, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


    Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MSAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.


    [Updated financial statements to be filed by amendment.]

--------------------------------------------------------------------------------

OTHER INFORMATION

    A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The Variable Account's statements of net assets, related statements of operations and changes in net assets as of December 31, 2000, and the statutory-basis balance sheets of the Company at December 31, 2000 and 1999 and the related statutory-basis statements of operations, changes in net worth and cash flow for the years then ended, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein.



    [Updated financial statements to be filed by amendment.]

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED VALUE

    The following tables illustrate how the death benefits, Accumulated Values and Surrender Values of a Policy may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 4%, 8% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policyowner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 4%, 8% and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.


    The amounts shown are as of the end of each Policy Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.73% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Policy for the last fiscal year and takes into account current expense reimbursement arrangements. The fees and expenses of each Investment Option vary, and in 2000 the total fees and expenses ranged from an annual rate of 0.27% to an annual rate of 1.05% of average daily net assets. For information on Investment Option expenses, see "SUMMARY AND DIAGRAM OF THE POLICY" and the prospectuses for the Investment Options.


    The tables reflect deduction of the premium expense charge, the monthly Policy expenses charge, the first-year monthly administrative charge, the first-year monthly expense charge, the daily charge for the Company's assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Insured. The surrender values illustrated in the tables also reflect deduction of applicable surrender charges. The current charges and the higher guaranteed maximum charges the Company may charge are reflected in separate tables on each of the following pages.


    Applying the current charges and the average Investment Option fees and expenses of 0.73% of average net assets, the gross annual rates of investment return of 0%, 4%, 8% and 12% would produce net annual rates of
    return of     %,     %,     % and     %, respectively, on a guaranteed
    basis, and     %,     %,     % and     %, respectively, on a current basis.
    If any Investment Option's expense reimbursement arrangement was discontinued, the average Investment Option fees and expenses would be higher and the resulting net annual rates of return would be lower.


    The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Accumulated Values illustrated. (See "FEDERAL TAX MATTERS--Taxation of the Company.")

    The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial withdrawals or transfers have been made.

    For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

                                      *  *  *

    Upon request, the Company will provide a comparable illustration based upon the proposed insured's age, sex and premium class, the Specified Amount or premium requested, and the proposed frequency of premium payments.


                 [Updated illustrations to be filed by amendment.]

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                   ASSUMING
                                         0% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   581           $107                 $0               $100,107
      2.....     1,190            368                  0                100,368
      3.....     1,831            612                  0                100,612
      4.....     2,503              *                  *                      *
      5.....     3,209              *                  *                      *
      6.....     3,950              *                  *                      *
      7.....     4,728              *                  *                      *
      8.....     5,545              *                  *                      *
      9.....     6,403              *                  *                      *
     10.....     7,304              *                  *                      *
     15.....    12,530              *                  *                      *
     20.....    19,200              *                  *                      *
     25.....    27,713              *                  *                      *
     30.....    38,578              *                  *                      *
     35.....         *              *                  *                      *
     40.....         *              *                  *                      *
     45.....         *              *                  *                      *
     50.....         *              *                  *                      *
     55.....         *              *                  *                      *
     60.....         *              *                  *                      *
     65.....         *              *                  *                      *
     70.....         *              *                  *                      *
     75.....         *              *                  *                      *
     80.....         *              *                  *                      *
 Age 65.....    38,578              *                  *                      *
 Age 70.....         *              *                  *                      *
Age 115.....         *              *                  *                      *

                                   ASSUMING
                         0% HYPOTHETICAL GROSS RETURN,
               NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $  241              $    0             $100,241
      2.....       590                 102              100,590
      3.....       928                 538              100,928
      4.....     1,252                 959              101,252
      5.....     1,563               1,368              101,563
      6.....     1,859               1,775              101,859
      7.....     2,140               2,140              102,140
      8.....     2,405               2,405              102,405
      9.....     2,656               2,656              102,656
     10.....     2,893               2,893              102,893
     15.....     3,803               3,803              103,803
     20.....     4,141               4,141              104,141
     25.....     3,796               3,796              103,796
     30.....     2,552               2,552              102,552
     35.....         *                   *                    *
     40.....         *                   *                    *
     45.....         *                   *                    *
     50.....         *                   *                    *
     55.....         *                   *                    *
     60.....         *                   *                    *
     65.....         *                   *                    *
     70.....         *                   *                    *
     75.....         *                   *                    *
     80.....         *                   *                    *
 Age 65.....     2,552               2,552              102,552
 Age 70.....         *                   *                    *
Age 115.....         *                   *                    *

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.79% ON A GUARANTEED BASIS AND -1.64% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                   ASSUMING
                                         4% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   581           $118                 $0               $100,118
      2.....     1,190            399                  0                100,399
      3.....     1,831            674                  0                100,674
      4.....     2,503              *                  *                      *
      5.....     3,209              *                  *                      *
      6.....     3,950              *                  *                      *
      7.....     4,728              *                  *                      *
      8.....     5,545              *                  *                      *
      9.....     6,403              *                  *                      *
     10.....     7,304              *                  *                      *
     15.....    12,530              *                  *                      *
     20.....    19,200              *                  *                      *
     25.....    27,713              *                  *                      *
     30.....    38,578              *                  *                      *
     35.....    52,445              *                  *                      *
     40.....    70,143              *                  *                      *
     45.....         *              *                  *                      *
     50.....         *              *                  *                      *
     55.....         *              *                  *                      *
     60.....         *              *                  *                      *
     65.....         *              *                  *                      *
     70.....         *              *                  *                      *
     75.....         *              *                  *                      *
     80.....         *              *                  *                      *
 Age 65.....    38,578              *                  *                      *
 Age 70.....    52,445              *                  *                      *
Age 115.....         *              *                  *                      *

                                   ASSUMING
                         4% HYPOTHETICAL GROSS RETURN,
               NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $  255              $    0             $100,255
      2.....       632                 144              100,632
      3.....     1,011                 621              101,011
      4.....     1,392               1,099              101,392
      5.....     1,773               1,578              101,773
      6.....     2,153               2,069              102,153
      7.....     2,531               2,531              102,531
      8.....     2,908               2,908              102,908
      9.....     3,283               3,283              103,283
     10.....     3,656               3,656              103,656
     15.....     5,427               5,427              105,427
     20.....     6,866               6,866              106,866
     25.....     7,760               7,760              107,760
     30.....     7,749               7,749              107,749
     35.....     6,025               6,025              106,025
     40.....     1,456               1,456              101,456
     45.....         *                   *                    *
     50.....         *                   *                    *
     55.....         *                   *                    *
     60.....         *                   *                    *
     65.....         *                   *                    *
     70.....         *                   *                    *
     75.....         *                   *                    *
     80.....         *                   *                    *
 Age 65.....     7,749               7,749              107,749
 Age 70.....     6,025               6,025              106,025
Age 115.....         *                   *                    *

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.21% ON A GUARANTEED BASIS AND 2.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                   ASSUMING
                                         8% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   581          $  130              $    0             $100,130
      2.....     1,190             432                   0              100,432
      3.....     1,831             740                   0              100,740
      4.....     2,503           1,054                  78              101,054
      5.....     3,209           1,373                 397              101,373
      6.....     3,950           1,694                 858              101,694
      7.....     4,728           2,017               1,364              102,017
      8.....     5,545           2,341               1,863              102,341
      9.....     6,403           2,666               2,355              102,666
     10.....     7,304           2,993               2,841              102,993
     15.....    12,530           4,595               4,595              104,595
     20.....    19,200           5,872               5,872              105,872
     25.....    27,713           6,323               6,323              106,323
     30.....    38,578           4,985               4,985              104,985
     35.....    52,445               *                   *                    *
     40.....    70,143               *                   *                    *
     45.....    92,730               *                   *                    *
     50.....         *               *                   *                    *
     55.....         *               *                   *                    *
     60.....         *               *                   *                    *
     65.....         *               *                   *                    *
     70.....         *               *                   *                    *
     75.....         *               *                   *                    *
     80.....         *               *                   *                    *
 Age 65.....    38,578           4,985               4,985              104,985
 Age 70.....    52,445               *                   *                    *
Age 115.....         *               *                   *                    *

                                   ASSUMING
                         8% HYPOTHETICAL GROSS RETURN,
               NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $   270             $     0            $100,270
      2.....        676                 188             100,676
      3.....      1,100                 710             101,100
      4.....      1,543               1,250             101,543
      5.....      2,006               1,811             102,006
      6.....      2,489               2,405             102,489
      7.....      2,991               2,991             102,991
      8.....      3,514               3,514             103,514
      9.....      4,060               4,060             104,060
     10.....      4,630               4,630             104,630
     15.....      7,822               7,822             107,822
     20.....     11,560              11,560             111,560
     25.....     15,849              15,849             115,849
     30.....     20,576              20,576             120,576
     35.....     25,125              25,125             125,125
     40.....     28,438              28,438             128,438
     45.....     27,445              27,445             127,445
     50.....     17,697              17,697             117,697
     55.....          *                   *                   *
     60.....          *                   *                   *
     65.....          *                   *                   *
     70.....          *                   *                   *
     75.....          *                   *                   *
     80.....          *                   *                   *
 Age 65.....     20,576              20,576             120,576
 Age 70.....     25,125              25,125             125,125
Age 115.....          *                   *                   *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.21% ON A GUARANTEED BASIS AND 6.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                   ASSUMING
                                        12% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $    581          $   142             $     0            $100,142
      2.....     1,190              466                   0             100,466
      3.....     1,831              810                   0             100,810
      4.....     2,503            1,175                 199             101,175
      5.....     3,209            1,563                 587             101,563
      6.....     3,950            1,973               1,137             101,973
      7.....     4,728            2,406               1,753             102,406
      8.....     5,545            2,864               2,386             102,864
      9.....     6,403            3,349               3,038             103,349
     10.....     7,304            3,866               3,714             103,866
     15.....    12,530            6,961               6,961             106,961
     20.....    19,200           11,021              11,021             111,021
     25.....    27,713           16,215              16,215             116,215
     30.....    38,578           22,535              22,535             122,535
     35.....    52,445           28,661              28,661             128,661
     40.....    70,143           31,757              31,757             131,757
     45.....    92,730           22,771              22,771             122,771
     50.....   121,558                *                   *                   *
     55.....   158,351                *                   *                   *
     60.....   205,309                *                   *                   *
     65.....   265,240                *                   *                   *
     70.....   341,730                *                   *                   *
     75.....   439,352                *                   *                   *
     80.....   563,945                *                   *                   *
 Age 65.....    38,578           22,535              22,535             122,535
 Age 70.....    52,445           28,661              28,661             128,661
Age 115.....   563,945                *                   *                   *

                                   ASSUMING
                        12% HYPOTHETICAL GROSS RETURN,
               NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....  $      285          $        0          $  100,285
      2.....         720                 232             100,720
      3.....       1,193                 803             101,193
      4.....       1,707               1,414             101,707
      5.....       2,266               2,071             102,266
      6.....       2,872               2,788             102,872
      7.....       3,530               3,530             103,530
      8.....       4,245               4,245             104,245
      9.....       5,023               5,023             105,023
     10.....       5,871               5,871             105,871
     15.....      11,357              11,357             111,357
     20.....      19,670              19,670             119,670
     25.....      32,400              32,400             132,400
     30.....      52,021              52,021             152,021
     35.....      82,067              82,067             182,067
     40.....     128,107             128,107             228,107
     45.....     197,434             197,434             297,434
     50.....     301,714             301,714             401,714
     55.....     458,443             458,443             558,443
     60.....     694,810             694,810             794,810
     65.....   1,003,401           1,003,401           1,103,401
     70.....   1,425,913           1,425,913           1,525,913
     75.....   2,090,546           2,090,546           2,190,546
     80.....   3,161,021           3,161,021           3,261,021
 Age 65.....      52,021              52,021             152,021
 Age 70.....      82,067              82,067             182,067
Age 115.....   3,161,021           3,161,021           3,261,021

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.21% ON A GUARANTEED BASIS AND 10.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                   ASSUMING
                                         0% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   581           $107                 $0               $100,000
      2.....     1,190            369                  0                100,000
      3.....     1,831            615                  0                100,000
      4.....     2,503              *                  *                      *
      5.....     3,208              *                  *                      *
      6.....     3,950              *                  *                      *
      7.....     4,728              *                  *                      *
      8.....     5,545              *                  *                      *
      9.....     6,403              *                  *                      *
     10.....     7,303              *                  *                      *
     15.....    12,530              *                  *                      *
     20.....    19,200              *                  *                      *
     25.....    27,713              *                  *                      *
     30.....    38,578              *                  *                      *
     35.....    52,445              *                  *                      *
     40.....         *              *                  *                      *
     45.....         *              *                  *                      *
     50.....         *              *                  *                      *
     55.....         *              *                  *                      *
     60.....         *              *                  *                      *
     65.....         *              *                  *                      *
     70.....         *              *                  *                      *
     75.....         *              *                  *                      *
     80.....         *              *                  *                      *
 Age 65.....    38,578              *                  *                      *
 Age 70.....    52,445              *                  *                      *
Age 115.....         *              *                  *                      *

                                   ASSUMING
                         0% HYPOTHETICAL GROSS RETURN,
               NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $  241              $    0             $100,000
      2.....       591                 103              100,000
      3.....       930                 540              100,000
      4.....     1,255                 962              100,000
      5.....     1,568               1,373              100,000
      6.....     1,866               1,782              100,000
      7.....     2,150               2,150              100,000
      8.....     2,419               2,419              100,000
      9.....     2,675               2,675              100,000
     10.....     2,916               2,916              100,000
     15.....     3,863               3,863              100,000
     20.....     4,263               4,263              100,000
     25.....     4,005               4,005              100,000
     30.....     2,863               2,863              100,000
     35.....       228                 228              100,000
     40.....         *                   *                    *
     45.....         *                   *                    *
     50.....         *                   *                    *
     55.....         *                   *                    *
     60.....         *                   *                    *
     65.....         *                   *                    *
     70.....         *                   *                    *
     75.....         *                   *                    *
     80.....         *                   *                    *
 Age 65.....     2,863               2,863              100,000
 Age 70.....       228                 228              100,000
Age 115.....         *                   *                    *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.79% ON A GUARANTEED BASIS AND -1.64% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                   ASSUMING
                                         4% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   581           $119                 $0               $100,000
      2.....     1,190            401                  0                100,000
      3.....     1,831            677                  0                100,000
      4.....     2,503              *                  *                      *
      5.....     3,208              *                  *                      *
      6.....     3,950              *                  *                      *
      7.....     4,728              *                  *                      *
      8.....     5,545              *                  *                      *
      9.....     6,403              *                  *                      *
     10.....     7,303              *                  *                      *
     15.....    12,530              *                  *                      *
     20.....    19,200              *                  *                      *
     25.....    27,713              *                  *                      *
     30.....    38,578              *                  *                      *
     35.....    52,445              *                  *                      *
     40.....    70,143              *                  *                      *
     45.....         *              *                  *                      *
     50.....         *              *                  *                      *
     55.....         *              *                  *                      *
     60.....         *              *                  *                      *
     65.....         *              *                  *                      *
     70.....         *              *                  *                      *
     75.....         *              *                  *                      *
     80.....         *              *                  *                      *
 Age 65.....    38,578              *                  *                      *
 Age 70.....    52,445              *                  *                      *
Age 115.....         *              *                  *                      *

                                   ASSUMING
                         4% HYPOTHETICAL GROSS RETURN,
               NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $  256              $    0             $100,000
      2.....       633                 145              100,000
      3.....     1,014                 624              100,000
      4.....     1,395               1,102              100,000
      5.....     1,779               1,584              100,000
      6.....     2,162               2,078              100,000
      7.....     2,544               2,544              100,000
      8.....     2,925               2,925              100,000
      9.....     3,306               3,306              100,000
     10.....     3,686               3,686              100,000
     15.....     5,517               5,517              100,000
     20.....     7,078               7,078              100,000
     25.....     8,190               8,190              100,000
     30.....     8,531               8,531              100,000
     35.....     7,333               7,333              100,000
     40.....     3,384               3,384              100,000
     45.....         *                   *                    *
     50.....         *                   *                    *
     55.....         *                   *                    *
     60.....         *                   *                    *
     65.....         *                   *                    *
     70.....         *                   *                    *
     75.....         *                   *                    *
     80.....         *                   *                    *
 Age 65.....     8,531               8,531              100,000
 Age 70.....     7,333               7,333              100,000
Age 115.....         *                   *                    *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.21% ON A GUARANTEED BASIS AND 2.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                   ASSUMING
                                         8% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $    581          $   131             $    0             $100,000
      2.....     1,190              433                  0              100,000
      3.....     1,831              743                  0              100,000
      4.....     2,503            1,059                 83              100,000
      5.....     3,208            1,382                406              100,000
      6.....     3,950            1,707                871              100,000
      7.....     4,728            2,036              1,383              100,000
      8.....     5,545            2,368              1,890              100,000
      9.....     6,403            2,703              2,392              100,000
     10.....     7,303            3,042              2,890              100,000
     15.....    12,530            4,746              4,746              100,000
     20.....    19,200            6,247              6,247              100,000
     25.....    27,713            7,127              7,127              100,000
     30.....    38,578            6,523              6,523              100,000
     35.....    52,445            1,974              1,974              100,000
     40.....    70,143                *                  *                    *
     45.....    92,730                *                  *                    *
     50.....   121,558                *                  *                    *
     55.....   158,351                *                  *                    *
     60.....   205,309                *                  *                    *
     65.....   265,240                *                  *                    *
     70.....         *                *                  *                    *
     75.....         *                *                  *                    *
     80.....         *                *                  *                    *
 Age 65.....    38,578            6,523              6,523              100,000
 Age 70.....    52,445            1,974              1,974              100,000
Age 115.....         *                *                  *                    *

                                   ASSUMING
                         8% HYPOTHETICAL GROSS RETURN,
               NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $   271             $     0            $100,000
      2.....        677                 189             100,000
      3.....      1,102                 712             100,000
      4.....      1,547               1,254             100,000
      5.....      2,013               1,818             100,000
      6.....      2,499               2,415             100,000
      7.....      3,007               3,007             100,000
      8.....      3,536               3,536             100,000
      9.....      4,090               4,090             100,000
     10.....      4,670               4,670             100,000
     15.....      7,957               7,957             100,000
     20.....     11,932              11,932             100,000
     25.....     16,740              16,740             100,000
     30.....     22,534              22,534             100,000
     35.....     29,263              29,263             100,000
     40.....     36,920              36,920             100,000
     45.....     44,775              44,775             100,000
     50.....     52,285              52,285             100,000
     55.....     58,446              58,446             100,000
     60.....     61,380              61,380             100,000
     65.....     23,171              23,171             100,000
     70.....          *                   *                   *
     75.....          *                   *                   *
     80.....          *                   *                   *
 Age 65.....     22,534              22,534             100,000
 Age 70.....     29,263              29,263             100,000
Age 115.....          *                   *                   *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.21% ON A GUARANTEED BASIS AND 6.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                   ASSUMING
                                        12% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $    581        $      143          $        0          $  100,000
      2.....     1,190               467                   0             100,000
      3.....     1,831               813                   0             100,000
      4.....     2,503             1,181                 205             100,000
      5.....     3,208             1,573                 597             100,000
      6.....     3,950             1,989               1,153             100,000
      7.....     4,728             2,429               1,776             100,000
      8.....     5,545             2,897               2,419             100,000
      9.....     6,403             3,396               3,085             100,000
     10.....     7,303             3,929               3,775             100,000
     15.....    12,530             7,193               7,193             100,000
     20.....    19,200            11,707              11,707             100,000
     25.....    27,713            18,019              18,019             100,000
     30.....    38,578            26,991              26,991             100,000
     35.....    52,445            39,517              39,517             100,000
     40.....    70,143            58,036              58,036             100,000
     45.....    92,730            88,410              88,410             100,000
     50.....   121,558           143,227             143,227             150,389
     55.....   158,351           227,053             227,053             238,406
     60.....   205,309           359,509             359,509             363,104
     65.....   265,240           568,898             568,898             574,587
     70.....   341,730           878,856             878,856             887,644
     75.....   439,352         1,356,148           1,356,148           1,369,710
     80.....   563,945         2,091,115           2,091,115           2,112,027
 Age 65.....    38,578            26,991              26,991             100,000
 Age 70.....    52,445            39,517              39,517             100,000
Age 115.....   563,945         2,091,115           2,091,115           2,112,027

                                   ASSUMING
                        12% HYPOTHETICAL GROSS RETURN,
               NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....  $      286          $        0          $  100,000
      2.....         722                 234             100,000
      3.....       1,196                 806             100,000
      4.....       1,712               1,419             100,000
      5.....       2,274               2,079             100,000
      6.....       2,885               2,801             100,000
      7.....       3,549               3,549             100,000
      8.....       4,270               4,270             100,000
      9.....       5,061               5,061             100,000
     10.....       5,923               5,923             100,000
     15.....      11,561              11,561             100,000
     20.....      20,325              20,325             100,000
     25.....      34,248              34,248             100,000
     30.....      56,888              56,888             100,000
     35.....      94,558              94,558             109,688
     40.....     156,681             156,681             167,649
     45.....     258,037             258,037             270,939
     50.....     421,436             421,436             442,507
     55.....     682,636             682,636             716,767
     60.....   1,106,221           1,106,221           1,117,283
     65.....   1,794,101           1,794,101           1,812,041
     70.....   2,890,464           2,890,464           2,919,368
     75.....   4,645,396           4,645,396           4,691,850
     80.....   7,454,065           7,454,065           7,528,605
 Age 65.....      56,888              56,888             100,000
 Age 70.....      94,558              94,558             109,688
Age 115.....   7,454,065           7,454,065           7,528,605

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.21% ON A GUARANTEED BASIS AND 10.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                   ASSUMING
                                         0% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   744          $  227              $    0             $100,227
      2.....     1,526             608                   0              100,608
      3.....     2,347             970                   0              100,970
      4.....     3,209           1,312                  24              101,312
      5.....     4,114           1,635                 504              101,635
      6.....     5,064           1,935               1,015              101,935
      7.....     6,061           2,212               1,494              102,212
      8.....     7,109           2,466               1,940              102,466
      9.....     8,209           2,694               2,352              102,694
     10.....     9,364           2,895               2,895              102,895
     15.....    16,064           3,429               3,429              103,429
     20.....    24,616           2,844               2,844              102,844
     25.....    35,530             555                 555              100,555
     30.....    49,460               *                   *                    *
     35.....         *               *                   *                    *
     40.....         *               *                   *                    *
     45.....         *               *                   *                    *
     50.....         *               *                   *                    *
     55.....         *               *                   *                    *
     60.....         *               *                   *                    *
     65.....         *               *                   *                    *
     70.....         *               *                   *                    *
     75.....         *               *                   *                    *
     80.....         *               *                   *                    *
 Age 65.....    49,460               *                   *                    *
 Age 70.....         *               *                   *                    *
Age 115.....         *               *                   *                    *

                                   ASSUMING
                         0% HYPOTHETICAL GROSS RETURN,
               NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $  371              $    0             $100,371
      2.....       849                 205              100,849
      3.....     1,313                 798              101,313
      4.....     1,761               1,375              101,761
      5.....     2,194               1,968              102,194
      6.....     2,610               2,518              102,610
      7.....     3,009               3,009              103,009
      8.....     3,391               3,391              103,391
      9.....     3,754               3,754              103,754
     10.....     4,098               4,098              104,098
     15.....     5,455               5,455              105,455
     20.....     6,013               6,013              106,013
     25.....     5,380               5,380              105,380
     30.....     3,018               3,018              103,018
     35.....         *                   *                    *
     40.....         *                   *                    *
     45.....         *                   *                    *
     50.....         *                   *                    *
     55.....         *                   *                    *
     60.....         *                   *                    *
     65.....         *                   *                    *
     70.....         *                   *                    *
     75.....         *                   *                    *
     80.....         *                   *                    *
 Age 65.....     3,018               3,018              103,018
 Age 70.....         *                   *                    *
Age 115.....         *                   *                    *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.79% ON A GUARANTEED BASIS AND -1.64% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                   ASSUMING
                                         4% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   744          $  244              $    0             $100,244
      2.....     1,526             655                   0              100,655
      3.....     2,347           1,063                   0              101,063
      4.....     3,209           1,466                 178              101,466
      5.....     4,114           1,865                 734              101,865
      6.....     5,064           2,255               1,335              102,255
      7.....     6,061           2,635               1,917              102,635
      8.....     7,109           3,005               2,479              103,005
      9.....     8,209           3,362               3,020              103,362
     10.....     9,364           3,703               3,536              103,703
     15.....    16,064           5,076               5,076              105,076
     20.....    24,616           5,475               5,475              105,475
     25.....    35,530           3,909               3,909              103,909
     30.....    49,460               *                   *                    *
     35.....    67,239               *                   *                    *
     40.....         *               *                   *                    *
     45.....         *               *                   *                    *
     50.....         *               *                   *                    *
     55.....         *               *                   *                    *
     60.....         *               *                   *                    *
     65.....         *               *                   *                    *
     70.....         *               *                   *                    *
     75.....         *               *                   *                    *
     80.....         *               *                   *                    *
 Age 65.....    49,460               *                   *                    *
 Age 70.....    67,239               *                   *                    *
Age 115.....         *               *                   *                    *

                                   ASSUMING
                         4% HYPOTHETICAL GROSS RETURN,
               NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $  391              $    0             $100,391
      2.....       907                 263              100,907
      3.....     1,429                 914              101,429
      4.....     1,955               1,569              101,955
      5.....     2,486               2,260              102,486
      6.....     3,019               2,927              103,019
      7.....     3,553               3,553              103,553
      8.....     4,090               4,090              104,090
      9.....     4,626               4,626              104,626
     10.....     5,162               5,162              105,162
     15.....     7,737               7,737              107,737
     20.....     9,870               9,870              109,870
     25.....    11,007              11,007              111,007
     30.....    10,328              10,328              110,328
     35.....     6,667               6,667              106,667
     40.....         *                   *                    *
     45.....         *                   *                    *
     50.....         *                   *                    *
     55.....         *                   *                    *
     60.....         *                   *                    *
     65.....         *                   *                    *
     70.....         *                   *                    *
     75.....         *                   *                    *
     80.....         *                   *                    *
 Age 65.....    10,328              10,328              110,328
 Age 70.....     6,667               6,667              106,667
Age 115.....         *                   *                    *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.21% ON A GUARANTEED BASIS AND 2.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709

                           NON-TOBACCO PREMIUM CLASS

                                                   ASSUMING
                                         8% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $    744         $    262             $     0            $100,262
      2.....     1,526              704                   0             100,704
      3.....     2,347            1,161                   0             101,161
      4.....     3,209            1,634                 346             101,634
      5.....     4,114            2,121                 990             102,121
      6.....     5,064            2,621               1,701             102,621
      7.....     6,061            3,134               2,416             103,134
      8.....     7,109            3,658               3,132             103,658
      9.....     8,209            4,194               3,852             104,194
     10.....     9,364            4,740               4,573             104,740
     15.....    16,064            7,534               7,534             107,534
     20.....    24,616           10,070              10,070             110,070
     25.....    35,530           11,289              11,289             111,289
     30.....    49,460            9,235               9,235             109,235
     35.....    67,239              138                 138             100,138
     40.....    89,929                *                   *                   *
     45.....   118,889                *                   *                   *
     50.....   155,849                *                   *                   *
     55.....         *                *                   *                   *
     60.....         *                *                   *                   *
     65.....         *                *                   *                   *
     70.....         *                *                   *                   *
     75.....         *                *                   *                   *
     80.....         *                *                   *                   *
 Age 65.....    49,460            9,235               9,235             109,235
 Age 70.....    67,239              138                 138             100,138
Age 115.....         *                *                   *                   *

                                   ASSUMING
                         8% HYPOTHETICAL GROSS RETURN,
               NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $   411             $     0            $100,411
      2.....        968                 324             100,968
      3.....      1,552               1,037             101,552
      4.....      2,166               1,780             102,166
      5.....      2,810               2,584             102,810
      6.....      3,485               3,393             103,485
      7.....      4,192               4,192             104,192
      8.....      4,933               4,933             104,933
      9.....      5,709               5,709             105,709
     10.....      6,519               6,519             106,519
     15.....     11,094              11,094             111,094
     20.....     16,485              16,485             116,485
     25.....     22,441              22,441             122,441
     30.....     28,396              28,396             128,396
     35.....     33,314              33,314             133,314
     40.....     35,161              35,161             135,161
     45.....     30,363              30,363             130,363
     50.....     14,362              14,362             114,362
     55.....          *                   *                   *
     60.....          *                   *                   *
     65.....          *                   *                   *
     70.....          *                   *                   *
     75.....          *                   *                   *
     80.....          *                   *                   *
 Age 65.....     28,396              28,396             128,396
 Age 70.....     33,314              33,314             133,314
Age 115.....          *                   *                   *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.21% ON A GUARANTEED BASIS AND 6.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                   ASSUMING
                                        12% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $    744          $   279             $     0            $100,279
      2.....     1,526              754                   0             100,754
      3.....     2,347            1,266                   0             101,266
      4.....     3,209            1,815                 527             101,815
      5.....     4,114            2,406               1,275             102,406
      6.....     5,064            3,040               2,120             103,040
      7.....     6,061            3,719               3,001             103,719
      8.....     7,109            4,448               3,922             104,448
      9.....     8,209            5,229               4,887             105,229
     10.....     9,364            6,066               5,899             106,066
     15.....    16,064           11,199              11,199             111,199
     20.....    24,616           18,185              18,185             118,185
     25.....    35,530           27,121              27,121             127,121
     30.....    49,460           37,594              37,594             137,594
     35.....    67,239           47,684              47,684             147,684
     40.....    89,929           52,596              52,596             152,596
     45.....   118,889           41,471              41,471             141,471
     50.....   155,849                *                   *                   *
     55.....   203,020                *                   *                   *
     60.....   263,225                *                   *                   *
     65.....   340,062                *                   *                   *
     70.....   438,129                *                   *                   *
     75.....   563,290                *                   *                   *
     80.....   723,030                *                   *                   *
 Age 65.....    49,460           37,594              37,594             137,594
 Age 70.....    67,239           47,684              47,684             147,684
Age 115.....   723,030                *                   *                   *

                                   ASSUMING
                        12% HYPOTHETICAL GROSS RETURN,
               NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....  $      432          $        0          $  100,432
      2.....       1,029                 385             101,029
      3.....       1,682               1,167             101,682
      4.....       2,393               2,007             102,393
      5.....       3,170               2,944             103,170
      6.....       4,018               3,926             104,018
      7.....       4,941               4,941             104,941
      8.....       5,949               5,949             105,949
      9.....       7,049               7,049             107,049
     10.....       8,248               8,248             108,248
     15.....      16,040              16,040             116,040
     20.....      27,880              27,880             127,880
     25.....      45,746              45,746             145,746
     30.....      72,629              72,629             172,629
     35.....     113,135             113,135             213,135
     40.....     174,130             174,130             274,130
     45.....     265,925             265,925             365,925
     50.....     405,791             405,791             505,791
     55.....     620,985             620,985             720,985
     60.....     956,183             956,183           1,056,183
     65.....   1,430,877           1,430,877           1,530,877
     70.....   2,126,315           2,126,315           2,226,315
     75.....   3,237,690           3,237,690           3,337,690
     80.....   5,039,467           5,039,467           5,139,467
 Age 65.....      72,629              72,629             172,629
 Age 70.....     113,135             113,135             213,135
Age 115.....   5,039,467           5,039,467           5,139,467

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.21% ON A GUARANTEED BASIS AND 10.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                   ASSUMING
                                         0% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   744          $  228              $    0             $100,000
      2.....     1,526             610                   0              100,000
      3.....     2,347             974                   0              100,000
      4.....     3,209           1,320                  32              100,000
      5.....     4,114           1,646                 515              100,000
      6.....     5,064           1,951               1,031              100,000
      7.....     6,061           2,234               1,516              100,000
      8.....     7,109           2,495               1,969              100,000
      9.....     8,209           2,731               2,389              100,000
     10.....     9,364           2,941               2,774              100,000
     15.....    16,064           3,543               3,543              100,000
     20.....    24,616           3,101               3,101              100,000
     25.....    35,530             870                 870              100,000
     30.....    49,460               *                   *                    *
     35.....         *               *                   *                    *
     40.....         *               *                   *                    *
     45.....         *               *                   *                    *
     50.....         *               *                   *                    *
     55.....         *               *                   *                    *
     60.....         *               *                   *                    *
     65.....         *               *                   *                    *
     70.....         *               *                   *                    *
     75.....         *               *                   *                    *
     80.....         *               *                   *                    *
 Age 65.....    49,460               *                   *                    *
 Age 70.....         *               *                   *                    *
Age 115.....         *               *                   *                    *

                                   ASSUMING
                         0% HYPOTHETICAL GROSS RETURN,
               NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $  371              $    0             $100,000
      2.....       851                 207              100,000
      3.....     1,316                 801              100,000
      4.....     1,766               1,380              100,000
      5.....     2,202               1,976              100,000
      6.....     2,622               2,530              100,000
      7.....     3,026               3,026              100,000
      8.....     3,413               3,413              100,000
      9.....     3,782               3,782              100,000
     10.....     4,134               4,134              100,000
     15.....     5,550               5,550              100,000
     20.....     6,219               6,219              100,000
     25.....     5,764               5,764              100,000
     30.....     3,617               3,617              100,000
     35.....         *                   *                    *
     40.....         *                   *                    *
     45.....         *                   *                    *
     50.....         *                   *                    *
     55.....         *                   *                    *
     60.....         *                   *                    *
     65.....         *                   *                    *
     70.....         *                   *                    *
     75.....         *                   *                    *
     80.....         *                   *                    *
 Age 65.....     3,617               3,617              100,000
 Age 70.....         *                   *                    *
Age 115.....         *                   *                    *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.79% ON A GUARANTEED BASIS AND -1.64% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                   ASSUMING
                                         4% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   744          $  245              $    0             $100,000
      2.....     1,526             657                   0              100,000
      3.....     2,347           1,068                   0              100,000
      4.....     3,209           1,475                 187              100,000
      5.....     4,114           1,878                 747              100,000
      6.....     5,064           2,274               1,354              100,000
      7.....     6,061           2,662               1,944              100,000
      8.....     7,109           3,041               2,515              100,000
      9.....     8,209           3,410               3,068              100,000
     10.....     9,364           3,765               3,598              100,000
     15.....    16,064           5,250               5,250              100,000
     20.....    24,616           5,867               5,867              100,000
     25.....    35,530           4,653               4,653              100,000
     30.....    49,460               *                   *                    *
     35.....    67,239               *                   *                    *
     40.....    89,929               *                   *                    *
     45.....         *               *                   *                    *
     50.....         *               *                   *                    *
     55.....         *               *                   *                    *
     60.....         *               *                   *                    *
     65.....         *               *                   *                    *
     70.....         *               *                   *                    *
     75.....         *               *                   *                    *
     80.....         *               *                   *                    *
 Age 65.....    49,460               *                   *                    *
 Age 70.....    67,239               *                   *                    *
Age 115.....         *               *                   *                    *

                                   ASSUMING
                         4% HYPOTHETICAL GROSS RETURN,
               NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $   392             $     0            $100,000
      2.....        909                 265             100,000
      3.....      1,432                 917             100,000
      4.....      1,961               1,575             100,000
      5.....      2,495               2,269             100,000
      6.....      3,033               2,941             100,000
      7.....      3,573               3,573             100,000
      8.....      4,117               4,117             100,000
      9.....      4,663               4,663             100,000
     10.....      5,209               5,209             100,000
     15.....      7,879               7,879             100,000
     20.....     10,224              10,224             100,000
     25.....     11,786              11,786             100,000
     30.....     11,854              11,854             100,000
     35.....      9,297               9,297             100,000
     40.....      1,895               1,895             100,000
     45.....          *                   *                   *
     50.....          *                   *                   *
     55.....          *                   *                   *
     60.....          *                   *                   *
     65.....          *                   *                   *
     70.....          *                   *                   *
     75.....          *                   *                   *
     80.....          *                   *                   *
 Age 65.....     11,854              11,854             100,000
 Age 70.....      9,297               9,297             100,000
Age 115.....          *                   *                   *

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.21% ON A GUARANTEED BASIS AND 2.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                   ASSUMING
                                         8% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $    744          $   263             $     0            $100,000
      2.....     1,526              706                   0             100,000
      3.....     2,347            1,167                   0             100,000
      4.....     3,209            1,643                 355             100,000
      5.....     4,114            2,136               1,005             100,000
      6.....     5,064            2,644               1,724             100,000
      7.....     6,061            3,166               2,448             100,000
      8.....     7,109            3,704               3,178             100,000
      9.....     8,209            4,256               3,914             100,000
     10.....     9,364            4,821               4,654             100,000
     15.....    16,064            7,800               7,800             100,000
     20.....    24,616           10,778              10,778             100,000
     25.....    35,530           12,964              12,964             100,000
     30.....    49,460           12,788              12,788             100,000
     35.....    67,239            6,646               6,646             100,000
     40.....    89,929                *                   *                   *
     45.....   118,889                *                   *                   *
     50.....   155,849                *                   *                   *
     55.....   203,020                *                   *                   *
     60.....   263,225                *                   *                   *
     65.....   340,062                *                   *                   *
     70.....   438,129                *                   *                   *
     75.....   563,290                *                   *                   *
     80.....   723,030                *                   *                   *
 Age 65.....    49,460           12,788              12,788             100,000
 Age 70.....    67,239            6,646               6,646             100,000
Age 115.....   723,030                *                   *                   *

                                   ASSUMING
                         8% HYPOTHETICAL GROSS RETURN,
               NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $   412             $     0            $100,000
      2.....        969                 325             100,000
      3.....      1,556               1,041             100,000
      4.....      2,172               1,786             100,000
      5.....      2,821               2,595             100,000
      6.....      3,502               3,410             100,000
      7.....      4,217               4,217             100,000
      8.....      4,967               4,967             100,000
      9.....      5,755               5,755             100,000
     10.....      6,581               6,581             100,000
     15.....     11,308              11,308             100,000
     20.....     17,103              17,103             100,000
     25.....     24,042              24,042             100,000
     30.....     32,221              32,221             100,000
     35.....     41,871              41,871             100,000
     40.....     53,441              53,441             100,000
     45.....     68,108              68,108             100,000
     50.....     89,794              89,794             100,000
     55.....    123,374             123,374             129,542
     60.....    169,135             169,135             170,826
     65.....    231,259             231,259             233,572
     70.....    313,032             313,032             316,162
     75.....    421,586             421,586             425,802
     80.....    565,789             565,789             571,447
 Age 65.....     32,221              32,221             100,000
 Age 70.....     41,871              41,871             100,000
Age 115.....    565,789             565,789             571,447

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.21% ON A GUARANTEED BASIS AND 6.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                   ASSUMING
                                        12% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $    744        $      280          $        0          $  100,000
      2.....     1,526               757                   0             100,000
      3.....     2,347             1,271                   0             100,000
      4.....     3,209             1,826                 538             100,000
      5.....     4,114             2,424               1,293             100,000
      6.....     5,064             3,067               2,147             100,000
      7.....     6,061             3,759               3,041             100,000
      8.....     7,109             4,505               3,979             100,000
      9.....     8,209             5,308               4,966             100,000
     10.....     9,364             6,173               6,006             100,000
     15.....    16,064            11,605              11,605             100,000
     20.....    24,616            19,461              19,461             100,000
     25.....    35,530            30,791              30,791             100,000
     30.....    49,460            47,622              47,622             100,000
     35.....    67,239            74,430              74,430             100,000
     40.....    89,929           121,728             121,728             129,768
     45.....   118,889           197,364             197,364             207,232
     50.....   155,849           315,268             315,268             331,031
     55.....   203,020           493,137             493,137             517,794
     60.....   263,225           775,486             775,486             783,241
     65.....   340,062         1,224,500           1,224,500           1,236,745
     70.....   438,129         1,889,342           1,889,342           1,908,235
     75.....   563,290         2,913,108           2,913,108           2,942,239
     80.....   723,030         4,489,571           4,489,571           4,534,467
 Age 65.....    49,460            47,622              47,622             100,000
 Age 70.....    67,239            74,430              74,430             100,000
Age 115.....   723,030         4,489,571           4,489,571           4,534,467

                                   ASSUMING
                        12% HYPOTHETICAL GROSS RETURN,
               NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....  $      432          $        0          $  100,000
      2.....       1,031                 387             100,000
      3.....       1,686               1,171             100,000
      4.....       2,401               2,015             100,000
      5.....       3,183               2,957             100,000
      6.....       4,037               3,945             100,000
      7.....       4,970               4,970             100,000
      8.....       5,991               5,991             100,000
      9.....       7,107               7,107             100,000
     10.....       8,328               8,328             100,000
     15.....      16,363              16,363             100,000
     20.....      28,963              28,963             100,000
     25.....      49,049              49,049             100,000
     30.....      82,115              82,115             100,000
     35.....     136,637             136,637             158,499
     40.....     224,921             224,921             240,665
     45.....     368,935             368,935             387,382
     50.....     600,120             600,120             630,126
     55.....     968,473             968,473           1,016,897
     60.....   1,566,902           1,566,902           1,582,571
     65.....   2,540,696           2,540,696           2,566,103
     70.....   4,092,878           4,092,878           4,133,806
     75.....   6,577,334           6,577,334           6,643,107
     80.....  10,553,406          10,553,406          10,658,940
 Age 65.....      82,115              82,115             100,000
 Age 70.....     136,637             136,637             158,499
Age 115.....  10,553,406          10,553,406          10,658,940

------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.21% ON A GUARANTEED BASIS AND 10.36% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

        OPTION A EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Cash Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

    Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Cash Value multiplied by the specified amount factor is less than the Specified Amount plus the Cash Value, then the death benefit will be the current Specified Amount plus Cash Value of the Policy.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be
    1.85. The amount of the death benefit would be the sum of the Cash Value plus $50,000 unless the Cash Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Cash Value would change the death benefit by $1.85 (rather than $2.50).

        OPTION B EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Cash Value, any time the Cash Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Cash Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Cash Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

    Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Cash Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Cash Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Cash Value would change the life insurance proceeds by $1.85 (rather than $2.50).

ATTAINED AGE             SPECIFIED AMOUNT FACTOR
40 or younger                     2.50
41                                2.43
42                                2.36
43                                2.29
44                                2.22
45                                2.15
46                                2.09
47                                2.03
48                                1.97
49                                1.91
50                                1.85
51                                1.78
52                                1.71
53                                1.64
54                                1.57
55                                1.50
56                                1.46
57                                1.42
58                                1.38
59                                1.34
60                                1.30
61                                1.28
62                                1.26
63                                1.24
64                                1.22
65                                1.20
66                                1.19
67                                1.18
68                                1.17
69                                1.16
70                                1.15
71                                1.13
72                                1.11
73                                1.09
74                                1.07
75 to 90                          1.05
91                                1.04
92                                1.03
93                                1.02
94 to 114                         1.01
115                               1.00

--------------------------------------------------------------------------------

APPENDIX C
--------------------------------------------------------------------------------

MAXIMUM SURRENDER CHARGES

    The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as policy years increase.
                    Male, Non-Tobacco

                                                       POLICY YEAR
ISSUE AGE      1             2             3             4             5             6             7+
---------      --------      --------      --------      --------      --------      --------      --------
       10          3.30          2.75          2.20          1.65          1.10          0.55          0.00
       20          4.48          3.73          2.98          2.24          1.49          0.65          0.00
       30          6.29          5.24          4.19          3.14          1.97          0.80          0.00
       40          9.65          8.04          6.43          4.74          2.64          1.08          0.00
       50         15.44         12.87         10.30          6.86          3.81          1.55          0.00
       60         33.71         24.44         16.79         10.64          5.87          2.36          0.00
       70         34.49         24.52         16.50         10.23          5.51          2.16          0.00
       80         34.49         23.18         14.70          8.56          4.32          1.58          0.00

                                    Male, Tobacco

                                                       POLICY YEAR
ISSUE AGE      1             2             3             4             5             6             7+
---------      --------      --------      --------      --------      --------      --------      --------
       10           N/A           N/A           N/A           N/A           N/A           N/A           N/A
       20          7.20          6.00          4.80          3.27          1.82          0.74          0.00
       30         10.49          8.74          6.54          4.19          2.33          0.95          0.00
       40         16.64         13.17          9.12          5.83          3.24          1.32          0.00
       50         26.80         19.59         13.50          8.59          4.75          1.92          0.00
       60         34.49         24.80         16.90         10.62          5.80          2.31          0.00
       70         34.49         24.14         15.99          9.75          5.17          1.99          0.00
       80         34.49         22.65         14.05          8.00          3.96          1.42          0.00

                                    Female, Non-Tobacco

                                                       POLICY YEAR
ISSUE AGE      1             2             3             4             5             6             7+
---------      --------      --------      --------      --------      --------      --------      --------
       10          3.18          2.65          2.12          1.59          1.06          0.52          0.00
       20          3.40          2.83          2.26          1.70          1.13          0.57          0.00
       30          4.82          4.02          3.22          2.41          1.61          0.74          0.00
       40          7.19          5.99          4.79          3.59          2.37          0.96          0.00
       50         10.78          8.98          7.18          5.39          3.29          1.33          0.00
       60         26.16         20.13         13.89          8.84          4.90          1.98          0.00
       70         34.49         24.81         16.90         10.61          5.80          2.31          0.00
       80         34.49         23.76         15.45          9.23          4.78          1.80          0.00

                                    Female, Tobacco

                                                       POLICY YEAR
ISSUE AGE      1             2             3             4             5             6             7+
---------      --------      --------      --------      --------      --------      --------      --------
       10           N/A           N/A           N/A           N/A           N/A           N/A           N/A
       20          4.66          3.88          3.10          2.33          1.55          0.65          0.00
       30          6.84          5.70          4.56          3.42          1.99          0.81          0.00
       40         10.40          8.67          6.94          4.77          2.66          1.08          0.00
       50         15.49         12.91         10.33          6.66          3.70          1.50          0.00
       60         31.09         22.52         15.49          9.83          5.43          2.19          0.00
       70         34.49         24.68         16.72         10.45          5.67          2.24          0.00
       80         34.49         23.55         15.19          9.00          4.62          1.72          0.00

                                    Unisex, Non-Tobacco

                                                       POLICY YEAR
ISSUE AGE      1             2             3             4             5             6             7+
---------      --------      --------      --------      --------      --------      --------      --------
       10          3.30          2.75          2.20          1.65          1.10          0.54          0.00
       20          4.26          3.55          2.84          2.13          1.42          0.64          0.00
       30          5.99          4.99          3.99          2.99          1.94          0.79          0.00
       40          9.14          7.62          6.10          4.57          2.59          1.05          0.00
       50         14.50         12.08          9.66          6.66          9.70          1.50          0.00
       60         32.38         23.49         16.15         10.25          5.66          2.28          0.00
       70         34.49         24.59         16.59         10.32          5.58          2.20          0.00
       80         34.49         23.34         14.90          8.75          4.45          1.64          0.00

                                    Unisex, Tobacco

                                                       POLICY YEAR
ISSUE AGE      1             2             3             4             5             6             7+
---------      --------      --------      --------      --------      --------      --------      --------
       10           N/A           N/A           N/A           N/A           N/A           N/A           N/A
       20          6.68          5.57          4.46          3.18          1.78          0.72          0.00
       30          9.76          8.13          6.34          4.06          2.26          0.92          0.00
       40         15.36         12.66          8.77          5.60          3.12          1.27          0.00
       50         24.41         18.59         12.82          8.16          4.52          1.83          0.00
       60         34.49         24.65         16.97         10.69          5.86          2.34          0.00
       70         34.49         24.28         16.18          9.94          5.30          2.06          0.00
       80         34.49         22.98         14.46          8.36          4.20          1.53          0.00

                                    PART II
                          UNDERTAKING TO FILE REPORTS
Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.
                              RULE 484 UNDERTAKING
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
                REPRESENTATIONS PURSUANT TO SECTION 26(e)(2)(A)
The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT
This Registration Statement comprises the following papers and documents:

The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.


The Prospectus consisting of 65 pages.


The undertaking to file reports.

The undertaking pursuant to Rule 484.

Representations pursuant to Section 26(e)(2)(A).

The signatures.

Written consents of the following persons:

 Stephen M. Morain, Esquire.

 Messrs. Sutherland, Asbill & Brennan LLP
 Ernst & Young LLP, Independent Auditors. [to be filed by amendment] Christopher G. Daniels, FSA, MSAA, Life Product Development and Pricing Vice President. [to be filed by amendment]


The following exhibits:


     1.A.  1.     Certified Resolution of the Board of
                    Directors of the Company establishing
                    the Variable Account. (1)
           2.     None.
           3.     (a) Form of Principal Underwriting
                    Agreement. (1)
                  (b) Form of Sales Agreement. (1)
                  (c) Form of Wholesaling Agreement. (1)
           4.     None.
           5.     (a) Policy Form. (1)
                  (b) Application Form. (1)
                  (c) Death Benefit Guarantee Rider*
           6.     (a) Articles of Incorporation of the
                    Company. (1)
                  (b) By-Laws of the Company. (1)
           7.     None.
           8.     None.
           9.     (a) Participation Agreement relating to
                    EquiTrust Variable Insurance Series
                    Fund. (1)
                  (b) Participation Agreement relating to
                    Dreyfus Variable Investment Fund. (1)
                  (c) Participation Agreement relating to
                    T. Rowe Price Equity Series, Inc. and
                    T. Rowe Price International Series,
                    Inc. (1)
           10.    Form of Application (see Exhibit
                    1.A.(5)(c) above.)
     2.    Opinion and Consent of Stephen M. Morain,
             Esquire. [to be filed by amendment]
     3.    None.
     4.    Not applicable.
     5.    Not applicable.
     6.    Opinion and Consent of Christopher G. Daniels,
             FSA, MSAA, Life Product Development and
             Pricing Vice President. [to be filed by
             amendment]
     7.    (a) Consent of Ernst & Young LLP. [to be filed
             by amendment]
           (b) Consent of Messrs. Sutherland, Asbill &
             Brennan LLP. [to be filed by amendment]
     8.    Memorandum describing the Company's conversion
             procedure (included in Exhibit 9
             hereto). (1)
     9.    Memorandum describing the Company's issuance,
             transfer and redemption procedures for the
             Policy. (1)
     10.   Powers of Attorney. (1)


------------------------

*   Attached as an exhibit.

(1) Incorporated herein by reference to the initial filing of this Registration Statement (File No. 333-62221) on August 25, 1998.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, EquiTrust Life Variable Account II, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 8th day of February, 2001.


                                          EquiTrust Life Insurance Company
                                          EquiTrust Life Variable Account II

                                          By:      /s/ EDWARD M. WIEDERSTEIN
                                             -----------------------------------
                                                    Edward M. Wiederstein
                                                         PRESIDENT
                                              EquiTrust Life Insurance Company

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


          SIGNATURE                       TITLE                    DATE
          ---------                       -----                    ----
  /s/ EDWARD M. WIEDERSTEIN     President and Director
------------------------------   [Principal Executive        February 8, 2001
    Edward M. Wiederstein        Officer]

                                Senior Vice President,
     /s/ JERRY C. DOWNIN         Secretary-Treasurer and
------------------------------   Director [Principal         February 8, 2001
       Jerry C. Downin           Financial Officer]

      /s/ JAMES W. NOYCE        Chief Financial Officer
------------------------------   and Director [Principal     February 8, 2001
        James W. Noyce           Accounting Officer]

------------------------------  Chief Executive Officer      February 8, 2001
       William J. Oddy*          and Director

------------------------------  Executive Vice President     February 8, 2001
       JoAnn Rumelhart*          and Director

------------------------------  Chief Administrative         February 8, 2001
     Timothy J. Hoffman*         Officer and Director

                                Senior Vice President,
------------------------------   General Counsel and         February 8, 2001
      Stephen M. Morain*         Director

 *By:          /s/ STEPHEN M.
            MORAIN
------------------------------
      Stephen M. Morain
      ATTORNEY-IN-FACT,
pursuant to Power of Attorney